Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At March 31, 2024

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 8.8%
Supranational - 8.8%
European Investment Bank
3.88%, 03/15/2028	$ 7,000,000	$ 6,866,808
Inter-American Development Bank
4.00%, 01/12/2028	7,000,000	6,892,616
International Bank for Reconstruction & Development
0.88%, 07/15/2026	17,000,000	15,635,647

Total Foreign Government Obligations (Cost $30,928,353)		29,395,071

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.1%
Federal Home Loan Banks
3.25%, 11/16/2028 (A)	29,000,000	27,761,479
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025	5,000,000	4,847,130
Federal National Mortgage Association 0.63%, 04/22/2025 (A)	25,000,000	23,870,287
6.25%, 05/15/2029 (A)	6,500,000	7,084,625

Total U.S. Government Agency Obligations (Cost $68,396,048)		63,563,521

U.S. GOVERNMENT OBLIGATIONS - 22.1%
U.S. Treasury - 22.1%
U.S. Treasury Bonds, Principal Only STRIPS
Zero Coupon, 02/15/2027	18,000,000	15,855,508
U.S. Treasury Notes
1.63%, 10/31/2026	62,000,000	57,730,234

Total U.S. Government Obligations (Cost $80,094,141)		73,585,742

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 22.3%
U.S. Treasury Bills
5.36% (B), 05/02/2024 (C)	20,000,000	19,909,075
5.38% (B), 06/20/2024	35,000,000	34,594,273
5.39% (B), 05/02/2024 (C)	20,000,000	19,909,075

Total Short-Term U.S. Government Obligations (Cost $74,412,432)		74,412,423

	Shares	Value
OTHER INVESTMENT COMPANY - 8.7%
Securities Lending Collateral - 8.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.29% (B)	29,071,334	29,071,334

Total Other Investment Company (Cost $29,071,334)		29,071,334

Principal	Value
REPURCHASE AGREEMENT - 4.3%

Fixed Income Clearing Corp., 2.50% (B), dated 03/28/2024, to be repurchased at $14,426,874 on 04/01/2024. Collateralized by a U.S. Government Obligation, 4.25%, due 12/31/2025, and with a value of $14,711,393.

$ 14,422,867	$ 14,422,867

Total Repurchase Agreement (Cost $14,422,867)	14,422,867

Total Investments Excluding Options Purchased (Cost $297,325,175)	284,450,958
Total Options Purchased - 23.2% (Cost $48,197,754)	77,318,113

Total Investments (Cost $345,522,929)	361,769,071
Net Other Assets (Liabilities) - (8.5)%	(28,435,352)

Net Assets - 100.0%	$ 333,333,719

Transamerica Series Trust	Page 1

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2024

(unaudited)

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® Index	MSC	USD	4,460.00	08/12/2027	USD	141,867,450	270	$22,369,644	$40,064,075
Call - S&P 500® Index	MSC	USD	4,510.00	02/28/2029	USD	115,595,700	220	25,828,110	37,254,038

Total								$48,197,754	$77,318,113

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	80	06/28/2024	$16,376,771	$16,358,750	$—	$(18,021)
5-Year U.S. Treasury Notes	364	06/28/2024	38,907,062	38,953,687	46,625	—
10-Year U.S. Treasury Notes	153	06/18/2024	16,894,135	16,951,922	57,787	—
30-Year U.S. Treasury Bonds	63	06/18/2024	7,505,065	7,587,563	82,498	—
S&P 500® E-Mini Index	5	06/21/2024	1,297,803	1,327,125	29,322	—

Total Futures Contracts					$216,232	$(18,021)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$29,395,071	$—	$29,395,071
U.S. Government Agency Obligations	—	63,563,521	—	63,563,521
U.S. Government Obligations	—	73,585,742	—	73,585,742
Short-Term U.S. Government Obligations	—	74,412,423	—	74,412,423
Other Investment Company	29,071,334	—	—	29,071,334
Repurchase Agreement	—	14,422,867	—	14,422,867
Over-the-Counter Options Purchased	—	77,318,113	—	77,318,113

Total Investments	$29,071,334	$332,697,737	$—	$361,769,071

Other Financial Instruments
Futures Contracts (E)	$216,232	$—	$—	$216,232

Total Other Financial Instruments	$216,232	$—	$—	$216,232

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(18,021)	$—	$—	$(18,021)

Total Other Financial Instruments	$(18,021)	$—	$—	$(18,021)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $28,492,193, collateralized by cash collateral of $29,071,334. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at March 31, 2024.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $2,090,453.
(D)	There were no transfers in or out of Level 3 during the period ended March 31, 2024. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

Transamerica Series Trust	Page 2

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2024

(unaudited)

COUNTERPARTY ABBREVIATION:

MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

Transamerica Series Trust	Page 3

Transamerica Market Participation Strategy VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2024

(unaudited)

INVESTMENT VALUATION

Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 4

Transamerica Market Participation Strategy VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At March 31, 2024

(unaudited)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

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